Oppenheimer Holdings Inc. Second Quarter 2024 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. ("Oppenheimer” or the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2024 (the “2023 10-K”) and Quarterly Report on Form 10-Q for the quarter-ended June 30, 2024 filed with the SEC on July 26, 2024 (the “2024 10-Q2”). In addition, important factors that could cause actual results to differ materially from those in the forward- looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations” of the 2024 10-Q2. Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2023 10-K, the 2024 10-Q2 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3 • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Tel Aviv, Israel (1) Represents book value less goodwill and intangible assets divided by number of shares outstanding. (2) Represents annualized dividend of $0.72 per share divided by June 30, 2024 OPY stock price $10.3 million Net Income in 2Q-24 $330.6 million Revenue in 2Q-24 Business Overview Oppenheimer Snapshot (as of 6/30/24) Listed NYSE Ticker: OPY Stockholders' Equity ($M): $812.1 Market Cap ($M): $494.9 Book Value per Share: $78.63 Tangible Book Value per Share:(1) $61.56 Share Price: $47.91 2Q-24 Earnings per Share (Basic): $0.99 2Q-24 Earnings per Share (Diluted): $0.92 P/E Ratio (TTM): 8.15 Dividend Yield:(2) 1.50% Employees: 3,062 # of Financial Advisors: 934 Retail Branches in the US: 88 Client Assets under Administration ($B): $126.0 Assets Under Management ($B): $47.5 .

Earnings (loss) per share (Basic) $ 0.99 $ (0.85) Earnings (loss) per share (Diluted) $ 0.92 $ (0.85) Summary Operating Results: 2Q-24 vs. 2Q-23 (Unaudited) 4 Highlights ($000’s) For the 3-Months Ended REVENUE 6/30/24 6/30/23 % Change Commissions $ 97,055 $ 88,544 9.6% Advisory fees 117,197 101,015 16.0% Investment banking 29,119 19,978 45.8% Bank deposit sweep income 34,846 44,060 -20.9% Interest 34,805 27,320 27.4% Principal transactions, net 10,074 16,253 -38.0% Other 7,493 9,019 -16.9% Total Revenue 330,589 306,189 8.0% EXPENSES Compensation and related expenses 220,727 187,224 17.9% Non-compensation related expenses 93,997 130,664 -28.1% Total Expenses 314,724 317,888 -1.0% Pre-tax income (loss) 15,865 (11,699) -235.6% Net income (loss) attributable to Oppenheimer Holdings Inc. $ 10,266 $ (9,400) -209.2% Increased revenue for the second quarter of 2024 was primarily driven by significantly higher advisory fees attributable to a rise in billable assets under management (“AUM”) as well as improved investment banking and interest revenue Assets under administration and under management were both at record levels at June 30, 2024, benefiting from market appreciation and positive net asset flows Compensation expenses increased from the prior year quarter largely as a result of higher incentive and share-based compensation expenses Non-compensation expenses decreased from the prior year quarter primarily due to lower legal costs partially offset by higher interest expense Book value and tangible book value per share reached new record highs as a result of positive earnings The Board of Directors announced a $0.03, or 20% increase in the quarterly dividend to $0.18 per share (or $0.72 per share annually) effective for the second quarter of 2024

5 Select Financial Measures Earnings per Share ($)1 Net Income ($M)1Revenue ($M) Stockholders’ Equity ($M)1 2.77 12.57 9.73 1 Attributable to Oppenheimer Holdings Inc. 2.81 -0.85 0.99 1,198.7 1,394.0 1,110.9 1,248.8 306.2 330.6 2020 2021 2022 2023 2Q-23 2Q-24 9.30 11.70 2.57 2.59 -0.85 0.92 2020 2021 2022 2023 2Q-23 2Q-24 EPS - Diluted EPS - Basic 1 Excludes tax effected impact of incremental Wood-related legal reserves 685.5 823.9 794.2 789.2 788.3 812.1 2020 2021 2022 2023 2Q-2023 2Q-2024 123.0 159.0 32.4 30.1 -9.4 10.3 2020 2021 2022 2023 2Q-23 2Q-24

6 ($21.8) ($14.1) $(35.0) $(25.0) $(15.0) $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 Segment Revenue Breakdown 2Q-24 vs. 2Q-23 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) Private Client Asset Management Capital Markets 2Q-24 Revenue $330.6MM 2Q-23 Revenue $306.2MM 203.4 63% 150.8 57% 203.4 63% 90.3 28% $54.5 144.5 61% 71.3 30% 144.5 61% 71.3 30% 201.2 66% 79.6 26% $4.0 Corp/Other $3.2 Corp/Other $208.7 63% $25.8 7% $92.1 25% Sweep/Interest Income $56.5 $201.2 66%$22.2 7% $79.6 26% Sweep/Interest Income $66.5 $55.5 $20.8 $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 2Q -24 2Q -23 $8.7 $6.5 $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 2Q -24 2Q -23 2Q -24 2Q -23

Wealth Management Well-recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services  Full-Service Brokerage  Financial Planning, Retirement Services, Insurance Solutions, Corporate & Executive Services & Trust Services  Margin & Securities Lending Advisory Services  Investment Policy Design & Implementation  Asset Allocation & Portfolio Construction  Research, Dil igence & Manager Selection  Portfolio Monitoring & Reporting Retail Investments  Hedge Funds & Fund-of-Funds  Private Equity  Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) 934 Financial Advisors At 6/30/2024 $126.0B Assets under Administration At 6/30/24 $47.5B Assets under Management At 6/30/24  16.0% Advisory Fees 2Q-24 vs 2Q-23 * Wealth Management includes both Private Client and Asset Management business segments. 7 772 770 775 890 223 235 2020 2021 2022 2023 2Q-23 2Q-24 194 137 178 219 27 64 25% 18% 23% 25% 12% 27% 10% 15% 20% 25% 30% 0 50 100 150 200 250 2020 2021 2022 2023 2Q-23 2Q-24

Capital Markets

A leading capital markets business providing sophisticated investment banking, research and trading solutions

Retail Services

- Sales and Trading
- Equity Research
  - 37+ senior research analysts covering 665+ companies
- Corporate Access (Conferences & NDRs)

Investment Banking

- Mergers & Acquisitions
- Equity Capital Markets
- Debt Capital Markets
- Restructuring & Special Situations

Fixed Income

- Taxable Fixed Income
- Non-Taxable Fixed Income
- Public Finance

↑ 42.4%
Investment Banking Revenues
2Q-24 vs 2Q-23

↑ 7.6%
Sales & Trading Revenues
2Q-24 vs 2Q-23

Capital Markets Revenue ($M)



427
626
338
346
80
92
2020
2021
2022
2023
2Q-23
2Q-24

Capital Markets Revenue Breakdown 2Q-24 ($M)



$5.7
6%
$ 17.8
20%
2Q-24
$92.1M
$ 39.9
43%
$ 28.7
31%
Institutional Equities
Global Fixed Income
Investment Banking
Public Finance & Municipal

Investment Banking Focus Industries



Healthcare



Technology



Consumer & Retail



Transportation & Logistics



Finance & Real Estate



Energy

8

9 Capital Structure Book & Tangible Book Value per Share ($) Liquidity & Capital (1) Total Assets divided by Total Stockholders' Equity. As of June 30, 2024 ($ in thousands) Total Assets: $3,262,538 Stockholders’ Equity: Long-Term Debt: $812,060 $113,050 Total Capitalization: $925,110 Debt to Equity Ratio: 13.9% Gross Leverage Ratio(1): 4.0x Broker-Dealer Regulatory Capital ($ in millions) Regulatory Net Capital: $460.7 Regulatory Excess Net Capital: $439.7  Stockholders’ equity of $812.1 million as of June 30, 2024  Book value ($78.63) and tangible book value ($61.56) per share increased from the prior year period largely as a result of positive earnings  The Board of Directors announced a quarterly dividend in the amount of $0.18 per share payable on August 23, 2024 to holders of Class A non-voting and Class B voting common stock of record on August 9, 2024  Level 3 assets, comprised of auction rate securities, were $2.7 million as of June 30, 2024 41.31 52.11 56.91 59.54 56.29 61.56 54.93 65.66 72.41 76.72 71.77 78.63 5 15 25 35 45 55 65 75 2020 2021 2022 2023 2Q-2023 2Q-2024 Book Value per Share (BVPS) Tangible Book Value per Share (TBVPS) OPY Stock

For more information contact Investor Relations at info@opco.com